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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): OCTOBER 6, 2004

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-25033                                            63-1201350
(Commission File Number)                       (IRS Employer Identification No.)


17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                     35203
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On October 6, 2004, The Banc Corporation issued a press release announcing that its subsidiary The Bank has completed the sale of certain non-performing loans and other classified, performing loans. The press release is attached to this Form 8-K as Exhibit 99. We are furnishing this press release pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in the press release is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99 Press Release dated October 6, 2004.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE BANC CORPORATION


Date: October 6, 2004            By:  /s/ F. Hampton McFadden, Jr.
                                     -------------------------------------------
                                                F. Hampton McFadden, Jr.
                                                Executive Vice President,
                                              General Counsel and Secretary